UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 1050 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

(844) 383-8689
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On March 31, 2021, Mitesco, Inc. (the “Company”) completed the private offering previously reported on February 10, 2021 by issuing an aggregate of 6,672,000 shares of its restricted common stock to investors for $1,668,000 in proceeds pursuant to a Securities Purchase Agreement (“SPA”). The transaction was executed directly with the Company and no brokers, dealers or representatives were involved.

In addition, on March 29, 2021, the Company issued 300,000 shares of common stock as payment for services to be rendered for investor relations services having a value of $.2830 per share.

The shares of common stock issued pursuant to the SPA and to the investor relations services were issued in a transaction exempt from registration under the Securities Act of 1933 , as amended (the “Securities Act”) in reliance on Section 4(a)(2) thereof. Accordingly, the shares of common stock have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01	Other Events.

Engagement of MZ Group

On April 1, 2021, the Company issued a press release announcing the engagement of MZ Group to lead a comprehensive strategic investor relations and financial communications program designed to increase the Company's visibility throughout the investment community.

MZ Group, founded in 1996, is a global leader in investor relations and corporate communications and has offices in New York, Chicago, San Diego, Aliso Viejo, Austin, Minneapolis, Taipei and São Paulo.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Private Sale and Issuance Restricted Shares

The applicable information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.01 to the Current Report on Form 8-K (File No. 000-53601) filed with the SEC on February 10, 2021)
99.1	Press release issued by Mitesco, Inc. on April 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITESCO, INC.

Date: April 7, 2021	By:	/s/ Lawrence Diamond
Lawrence Diamond
Chief Executive Officer and Interim Chief Financial Officer